Exhibit 10.15

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 15, 2013 (this “Limited Guarantee”), by ENCORE CAPITAL GROUP, INC., a Delaware corporation (“Guarantor”) in favor of WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo Bank”).

WITNESSETH:

WHEREAS, PFS Financial 1, LLC, as a Borrower, the other Borrowers from time to time party thereto (collectively with PFS Financial 1, LLC, the “Borrowers”), PFS Finance Holdings, LLC, as borrower representative, and Wells Fargo Bank are entering into a Tax Lien Loan and Security Agreement, dated as of the date hereof (as may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Wells Fargo Bank has agreed to make loans to the Borrowers secured by certain collateral described in the Loan Agreement on the basis of, and in reliance upon, the representations, warranties and covenants of the Borrowers contained in the Loan Agreement;

WHEREAS, Propel Financial Services, LLC (the “Servicer”) has agreed to service the Tax Liens from time to time owned by the Borrowers pursuant to the Servicing Agreement dated as of the date hereof (as may be amended, supplemented, restated or otherwise modified from time to time, the “Servicing Agreement”); and

WHEREAS, Guarantor is, and will be, an indirect owner of all of the equity interest of PFS Finance Holdings LLC, the sole owner of all of the equity interest of the Borrowers, and is, and will be, receiving a direct or indirect benefit from the Borrowers entering into the Loan Agreement; and

WHEREAS, Wells Fargo Bank will not enter into the Loan Agreement, nor provide any advances pursuant thereto, unless the Guarantor has executed and delivered this Limited Guarantee;

NOW, THEREFORE, in order to induce Wells Fargo Bank to enter into the Loan Agreement and the other Transaction Documents, to make advances to the Borrowers pursuant to the terms of the Loan Agreement, and in consideration thereof and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a) Guaranteed Obligations: Shall mean:

(i) All of the Obligations, including without limitation all present and future amounts, now or at any time or from time to time hereafter due or owing under or in connection with the Loan Agreement or any other Transaction Document; provided, that, notwithstanding any other provision of the Limited Guarantee the amount of the Guaranteed Obligations directly payable by the Guarantor under this clause (i) shall not exceed, in the aggregate an amount equal to fifteen percent (15%) of the outstanding Note Balance;

(ii) all losses, costs, expenses, damages, liabilities, claims or other obligations incurred by the Lender (and costs of enforcement and collection) arising out of or in connection with any of the following:

(A) any Covered Representation failing to be true and correct in all material respects on the date such Covered Representation was made due to the fraud or intentional misrepresentation of any Propel Entity,

(B) the material breach of any Covered Covenant due to the fraud or intentional misconduct of any Propel Entity, or any Person directed by any Propel Entity, which breach remains uncured beyond any applicable cure period therefore in the Loan Agreement or Guaranty and Security Agreement, as applicable,

(C) the failure of the Borrower or the Borrower Representative to comply with the Special Purpose Entity Covenants (other than clause (i) of the Special Purpose Entity Covenants) in any material respect,

(D) the failure of any Borrower, the Borrower Representative or the Servicer to deliver or cause to be delivered any Collections or proceeds of the Tax Liens to the Collection Account in accordance with the Transaction Documents, and

(E) any indebtedness or other obligation (whether contingent or otherwise) incurred, or entered into, by any Borrower which is a series limited liability company prior to the Closing Date or the date such a Borrower became a party to the Transaction Documents pursuant to a Joinder Agreement, as applicable.

(iii) All of the Obligations, including without limitation all present and future amounts, now or at any time or from time to time hereafter due or owing under or in connection with the Loan Agreement or any other Transaction Document upon any Propel Entity initiating or consenting to the filing of a voluntary petition by any Borrower or the Borrower Representative under any chapter of the Bankruptcy Code, or seeking relief for any Borrower or the Borrower Representative under any Insolvency Laws or the appointment of a trustee, receiver, conservator or liquidator for all or any part of any Borrower’s or the Borrower Representative’s properties and/or assets.

(b) Covered Covenant: Each of Section 6.1(d) and 6.1(i) of the Loan Agreement and Section 3(c) of the Guaranty and Security Agreement.

(c) Covered Representation: Each of Section 5.1(a), 5.1(f), 5.1(g) and 5.1(l) of the Loan Agreement and Section 3(b) of the Guaranty and Security Agreement.

(d) Propel Entity: Each Borrower, PFS Finance Holdings, LLC, the Servicer and the Guarantor.

2. Limited Guarantee.

(a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender the due and punctual payment of all of the Guaranteed Obligations (whether at the stated maturity, by acceleration or otherwise).

(b) The Guarantor shall make payment of the Guaranteed Obligations and other amounts payable by the Guarantor hereunder promptly upon written demand therefor (and in any event within five (5) Business Days), in compliance with this Limited Guarantee. Wells Fargo Bank shall not be required to seek payment or performance from any Borrower or any other person or entity or to seek recourse to any collateral at any time securing any of Obligations, prior to demanding payment of the Guaranteed Obligations from the Guarantor.

3. Continuing Guarantee. This Limited Guarantee is a continuing guaranty of the Guaranteed Obligations for the duration of the term of the Loan Agreement and any renewals or extensions thereof. Payments to be made by Guarantor hereunder may be required by Wells Fargo Bank on any number of occasions as provided in this Limited Guarantee. Payment by Guarantor shall be made to Wells Fargo Bank at Wells Fargo Bank’s office on written demand as Guaranteed Obligations become due. In connection with any Borrower becoming party to the Loan Agreement after the date hereof pursuant to a Joinder Agreement, the Guarantor shall authorize, execute and deliver all such supplements, confirmations and amendments hereto, and will take such other actions as may be deemed reasonably necessary by the Lender to carry out more effectively the purposes hereof.

4. Costs of Enforcement. The Guarantor shall pay to Wells Fargo Bank forthwith upon demand, all reasonable and documented costs and expenses (including court costs and legal expenses) incurred or expended by Wells Fargo Bank in enforcing its rights under this Limited Guarantee.

5. Waiver of Right of Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, Guarantor will not exercise any rights of Wells Fargo Bank against any Borrower by way of contribution, subrogation, reimbursement or indemnity, or shall have any right of recourse to any assets or property of any Borrower held for the payment and performance of its Guaranteed Obligations, until such time as all Guaranteed Obligations of such Borrower to Wells Fargo Bank are paid in full in cash and the Loan Agreement is irrevocably terminated. If any amount shall nevertheless be paid to the Guarantor, such amount shall be held in trust for the benefit of Wells Fargo Bank and shall forthwith be paid to Wells Fargo Bank to be credited and applied to the Guaranteed Obligations, whether matured or not matured. The provisions of this Section 5 shall survive termination of this Limited Guarantee.

6. Right of Set-off. Subject to the limitations set forth in Section 2, an addition to any rights now or hereafter granted under the Transaction Documents, Requirements of Law or otherwise, Guarantor hereby grants to Lender and each Indemnified Person a right of set-off upon any and all deposits (general, specified, special, time, demand, provisional or final) and credits, claims or indebtedness of Guarantor at any time existing, and any obligation owed by Lender or any Affiliate of Lender to Guarantor and to set–off against any Guaranteed Obligations or indebtedness owed by Guarantor and any indebtedness owed by Lender or any Affiliate of Lender to Guarantor, in each case whether direct or indirect, absolute or contingent, matured or unmatured, whether or not arising under the Transaction Documents and irrespective of the currency, place of payment or booking office of the amount or obligation and in each case at any time held or owing by Lender, any Affiliate of Lender or any Indemnified Person to or for the credit of any Guarantor, without prejudice to Lender’s right to recover any deficiency. Each of Lender, each Affiliate of Lender and each Indemnified Person is hereby authorized upon any amount becoming due and payable by Guarantor to Lender or any Indemnified Person under the Guaranteed Obligations, without notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by any Requirements of Law, to set–off, appropriate, apply and enforce such right of set–off against any and all items hereinabove referred to against any amounts owing to Lender or any Indemnified Person by Guarantor under the Guaranteed Obligations, irrespective of whether Lender, any Affiliate of Lender or any Indemnified Person shall have made any demand under the Transaction Documents and regardless of any other collateral securing such amounts, and in all cases without waiver or prejudice of Lender’s rights to recover a deficiency. ANY AND ALL RIGHTS TO REQUIRE LENDER OR OTHER INDEMNIFIED PERSONS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO THE TAX LIENS OR OTHER INDEMNIFIED PERSONS UNDER THE TRANSACTION DOCUMENTS, PRIOR TO EXERCISING THE FOREGOING RIGHT OF SET–OFF, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY GUARANTOR.

Lender or any Indemnified Person shall promptly notify Guarantor after any such set–off and application made by Lender or such Indemnified Person, provided that the failure to give such notice shall not affect the validity of such set–off and application. If an amount or obligation is unascertained, Lender may in a commercially reasonable manner acting in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant Person accounting to the other Person when the amount or obligation is ascertained. This Section 6 shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which any Person is at any time otherwise entitled.

7. Representations and Warranties; Covenants.

(a) Guarantor hereby makes each of the representations and warranties made by it under the Senior Credit Agreement for the benefit of the Lender as if each such representation and warranty was set forth herein, mutatis mutandis.

(b) Guarantor hereby makes each of the covenants and agreements made by it under the Senior Credit Agreement for the benefit of the Lender as if each such covenant and agreement was set forth herein, mutatis mutandis.

(c) Guarantor hereby covenants and agrees that each of the covenants in Sections 6.1, 6.2 and 6.3 of the Senior Credit Agreement shall be true at all times.

8. Event of Default; Remedies.

(a) Any failure by the Guarantor to observe or perform in any material respect any covenant of the Guarantor under this Limited Guarantee, or any breach by the Guarantor of any representation and warranty of the Guarantor exists under this Limited Guarantee which continues unremedied for five (5) Business Days after the earlier of receipt by the Guarantor of notice of such failure or such breach (as applicable) from the Lender or knowledge of such failure or breach by the Guarantor, shall constitute a “Guaranty Default” and an Event of Default under the Loan Agreement.

(b) Upon the occurrence of Event of Default under the Loan Agreement or a Guaranty Default, the Lender shall be entitled to enforce its rights and remedies against the Guarantor as provided in this Limited Guarantee.

9. Other Waivers. Guarantor hereby assents, to the extent permitted by law, to all the terms and conditions of the Guaranteed Obligations and waives: (a) notice of acceptance of this Limited Guarantee and all notice of the creation, extension or accrual of any Guaranteed Obligations; (b) presentment, demand for payment, notice of dishonor and protest; (c) notice of any other nature whatsoever; (d) any requirement of diligence or promptness on the part of Wells Fargo Bank in the enforcement of any of its rights under the provisions of any of the Transaction Documents; (e) any requirement that Wells Fargo Bank take any action whatsoever against any Borrower or any other party or file any claim in the event of the bankruptcy of any Borrower; or (f) failure of Wells Fargo Bank to protect, preserve or resort to any Collateral. The waivers set forth in this section shall be effective notwithstanding the fact that any Borrower ceases to exist by reason of its liquidation, merger, consolidation or otherwise.

10. Consent. Guarantor hereby consents that from time to time, and without further notice to or consent of Guarantor, Wells Fargo Bank may take any or all of the following actions without affecting the liability of Guarantor: (a) extend, renew, modify, compromise, settle or release the Guaranteed Obligations; (b) release or compromise any liability of any party or parties with respect to the Guaranteed Obligations; (c) release its security interest in the Collateral or exchange, surrender or otherwise deal with the Collateral as Wells Fargo Bank may determine; or (d) exercise or refrain from exercising any right or remedy of Wells Fargo Bank.

11. Obligations of Guarantor Unconditional; Termination. The obligations of Guarantor under this Limited Guarantee shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Guarantor Obligation or any instrument or agreement evidencing the same or relating thereto or any other circumstance that might otherwise constitute a defense available to, or a discharge of, Guarantor. The obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by complete payment or performance of the Guaranteed Obligations and the liabilities of Guarantor hereunder and shall be joint and several with the obligations of any other party to a guarantee given to Wells Fargo Bank on behalf of the Borrowers. This Limited Guarantee and the obligations of Guarantor hereunder shall terminate on the Facility Termination Date; provided, however, that this Limited Guarantee shall be reinstated if any such payment or performance is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by Wells Fargo Bank for any reason, including without limitation by reason of the insolvency, bankruptcy or reorganization of any Borrower, the Servicer, the Guarantor or any other Person.

12. Notices. All notices and other communications hereunder shall be deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice of a different address or telefax number in the manner provided herein.

13. Survival of Limited Guarantee. This Limited Guarantee shall inure to the benefit of, and be binding upon, the Guarantor and Wells Fargo Bank and their respective heirs, executors, administrators, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligations, and the term “Wells Fargo Bank” shall include any such holder or holders whenever the context permits.

14. Independent Obligation. Wells Fargo Bank may proceed against the Guarantor under this Limited Guarantee without first proceeding against any Borrower or the Servicer, against any other surety or any other person or any security held by Wells Fargo Bank and without pursuing any other remedy.

15. Severability. If any provision of this Limited Guarantee is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Limited Guarantee shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction. The remaining provisions of this Limited Guarantee shall be valid and binding and shall remain in full force and effect as though such provision was not included.

16. Entire Agreement; Amendments. This Limited Guarantee represents the entire agreement of the Guarantor with regard to the matters addressed herein and therein and all prior agreements are superseded hereby. This Limited Guarantee may be amended only by a written instrument executed and delivered by the Guarantor and acknowledged and consented to by Wells Fargo Bank.

17. Facsimile Signature. This Limited Guarantee may be executed in any number of counterparts, including facsimile counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

18. CONSENT TO JURISDICTION. THE GUARANTOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

19. GOVERNING LAW. THIS LIMITED GUARANTEE AND ANY CLAIM WITH RESPECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

20. JURY TRIAL WAIVER. HEREBY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS LIMITED GUARANTEE.

21. VENUE. THE GUARANTOR HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN.

THE GUARANTOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

22. Subordination. The Lender hereby acknowledges and agrees that the rights of the Lender under this Limited Guarantee shall be subordinate to the rights of the lenders under the Senior Credit Agreement.

23. No Security Interest. Notwithstanding anything to the contrary herein, no provision of this Limited Guarantee shall be effective to create a charge or other security interest and the obligations of the Guarantor hereunder shall be unsecured obligations of the Guarantor.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Guarantor has executed this Limited Guarantee as of the date first above written.

ENCORE CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black

Name:	J. Brandon Black

Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Rhea

Name:	John Rhea

Title:	Director

Propel – Limited Guarantee